Annual Report

December 31, 2002

Mosaic Income Trust

  Mosaic Government Fund
  Mosaic Intermediate Income Fund

Contents

Letter to Shareholders	1
Management’s Discussion of Fund Performance
mReview of Period	2
mOutlook	2
mFund Overview	3
mComparison of Changes in the Value of a $10,000 Investment	4
Independent Auditors’ Report	5
Portfolio of Investments
mGovernment Fund	6
mIntermediate Income Fund	7
Statements of Assets and Liabilities	9
Statements of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Management Information	16

Letter to Shareholders

Bond investors experienced another strong year in 2002, making it the third straight year of solid returns. These positive returns were easily overlooked in the mire of the bear market in stocks, but investments into bonds and bond funds increased as the bear market in stocks lengthened. This cash flow was certainly a factor in supporting bond valuations over the course of the past year. It remains unclear whether this investor trend is fueled by a simple aversion to stocks, or a new-found awareness of the benefits of diversification across asset classes.

Investors new to fixed income instruments may not have a full grasp of the range of bonds and bond-investment strategies—or the potential risks. For instance, if the interest rate trend of the past few years reverses, holders of longer bonds can be subject to serious erosion of principal. At Mosaic, we believe in the benefits of active bond management. This means we are highly attuned to the prospective changes in interest rates and the potential impact these changes have on our shareholders.

Surveying the year ahead, we feel that the multi-year bear market in stocks and bull market in bonds could reverse course. Low interest rates, tax cuts, and greater government spending have the potential to improve underlying economic fundamentals. After three strong years of fixed income returns, shareholders in Mosaic Income Trust have seen solid returns through tough times. We feel that economic recovery, accompanied by higher interest rates, is on the way, and that it is prudent to reduce risk as this scenario unfolds. Thus the funds have moved to a lower average maturity to avoid the inherent risks in longer bonds. A correction in rates should ultimately provide opportunities to add higher yielding bonds to your fund’s portfolio.

Thank you again for your continued confidence in Mosaic, and we encourage you to visit www.mosaicfunds.com for current performance and updates.

Sincerely,

(signature)

Katherine Frank
President

Management’s Discussion of Fund Performance

Review of Period

While economic measures remained mixed throughout the year, the end result appeared to be a reversal of the mild recession of 2001. Recoveries are often matched to the depths of the preceding economic downturns, so a modest recovery seemed appropriate, particularly on the heels of the bursting of one of the greatest stock bubbles in history. Manufacturing, net exports and business investment were noteworthy weak spots, but the growth has been reasonably broad based with sizeable gains in many consumer spending categories and increasing contributions from government expenditures. The housing market remained strong and is evidence that the Federal Reserve Board’s monetary policy can induce desired results.

Just like the economists who sorted through the evidence and came to no consensus, the bond market seemed torn as well. At times it appeared that the market as a whole saw no end to the bond bull market (particularly safe-haven government bonds), while at other times the market showed real jitters about the possibility of economic recovery and rising rates.

Rates on the benchmark 10-Year Treasury began the year just north of 5%, moved upward in March, and then took a steady slide down to a low near 3.6% in early October, which corresponded with the low in the stock market. We saw rates spike upwards from this low later in October and then work their way back down to a close of 3.8%. So from start to finish, the year showed a significant percentage drop in rates, but with considerable volatility within the year.

U.S. interest rates are now the lowest among all developed countries except Japan. At some point the conflict between our need to attract foreign capital and the low nominal level of rates will need to be resolved through some combination of higher rates, less demand for foreign capital, or further devaluation of the dollar. To this end, monetary and fiscal stimulus should improve economic conditions over the coming year, pushing interest rates higher. With a changed political climate in Washington, there is also an increased likelihood of lower taxes and higher government spending.

Outlook

Despite recent soft economic numbers, the economy remains on firm footing. Service sector indicators point to growing demand. The Index of Leading Indicators has turned back up. Housing demand and prices remain buoyant. And U.S. consumers continue to spend at a steady pace, despite a weakened Christmas selling season. Corporate profitability and cash flow continue to improve. De-leveraging of corporate balance sheets and cost cutting have improved creditworthiness, despite downgrades in economically sensitive sectors. We believe corporate credit quality has bottomed and is set to improve as the economy strengthens. While the recovery should continue to be uneven, and could be hindered by geo-political risks, corporate profits are improving and should lead to growing capital spending – a necessary precursor to sustained economic revival. The environment ahead, as we see it, continues to dictate a defensive posture with regards to rising interest rates, favoring principal preservation over further capital gains, and rewarding the patient investor in high quality, investment grade, corporate bonds. In short, we expect corporate profits to improve throughout 2003 and monetary and fiscal policies to remain stimulative, producing a more challenging year for bond investors.

Fund Overview

Mosaic Government Fund

Mosaic Government Fund returned 7.45% for the annual period ended December 31, 2002. This return was lower than the fund’s peers, as the Lipper Intermediate Government Fund Index advanced 10.00%. This reflects management’s defensive positioning of the portfolio at a shorter duration, a strategy that was not rewarded over this past year. However, if the economy continues to recover, investors will begin to react to the prospect of higher rates, and shareholders should see the benefits of this defensive posture.

The period was a strong one for government bonds, as the Federal Reserve Board pushed rates to historic lows. Cash flows from stocks to bonds, with a particular preference for the safety of government issues, were the catalyst for solid returns among government issuances.

Mosaic Government was heavily weighted towards government agency notes, whose added yields over Treasuries (spreads) continued to appeal to management. The fund’s largest positions at year-end were intermediate duration bonds issued by Freddie Mac and Fannie Mae.

Mosaic Intermediate Income Fund

Mosaic Intermediate Income Fund returned 4.56% for the year ended December 31, 2002. Over the same period, the Lipper General Bond Fund Index was up 6.09%. The performance gap had two factors. First, the fund’s shorter maturity was not additive over this twelve-month period, as interest rates continued to drop, despite growing evidence of an economic recovery. Secondly, the fund was over-weighted in corporate bonds, which underperformed when compared to governments. In addition, the portfolio was directly impacted by one of the major corporate scandals of the period, as its holdings of Worldcom bonds plummeted following revelations of corporate fraud. These bonds were sold in the wake of this announcement, reflecting our complete loss of faith in the firm’s financial position.

The bulk of the fund was invested in high-quality, intermediate corporate bonds throughout the period, with much of the remainder in government agency securities. Intermediate Income can invest as much as 35% in lower-rated securities, but in the wake of the recent recession and in the face of corporate scandals, low-rated bonds were the worst performing category among domestic bonds, with the Lipper High Yield Bond Fund Index sinking -2.41% for the year. Intermediate Income avoided much of this downturn, with an average exposure to Bb-rated bonds of 9% for the period. The fund was also helped by keeping the low-rated bonds in the highest quality category for this sector.

Looking forward, we continue to believe that a recovering economy will be a positive for corporate bonds. Corporate bond yields continue to have a yield advantage as well, which we expect will help overall returns and mitigate the effect of rising rates on our holdings. A rebounding economy will also buoy the prospects of lower-rated bonds, which we foresee playing a larger role in the fund’s portfolio over the next year.

Comparison of Changes in the Value of a $10,000 Investment

Past performance is not predictive of future performance. The above graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Prior to July 1, 1999, the Intermediate Income Fund was known as the Mosaic High Yield Fund. On this date, the new fund, which includes merged assets from the Mosaic Bond Fund, changed its name and investment policies.

Independent Auditors’ Report

To the Board of Trustees and Shareholders of Mosaic Income Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Mosaic Government Fund and Mosaic Intermediate Income Fund (collectively, the “Funds”), two series of Mosaic Income Trust, as of December 31, 2002, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Funds’ custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

(signature)

Chicago, Illinois
January 27, 2003

Government Fund - Portfolio of Investments

Credit Rating*			Principal Amount	Value
Moody’s	S&P
		U.S. GOVERNMENT & AGENCY OBLIGATIONS: 96.1% of net assets
		US TREASURY NOTES: 14.0%
Aaa	AAA	US Treasury Notes, 7.875%, 11/15/04	$250,000	$279,248
Aaa	AAA	US Treasury Notes, 5.875%, 11/15/05	500,000	554,609
		U.S. GOVERNMENT AGENCY NOTES: 59.1%
Aaa	AAA	Fannie Mae, 6.5%, 8/15/04	250,000	269,605
Aaa	AAA	Fannie Mae, 7.125%, 2/15/05	550,000	610,301
Aaa	AAA	Fannie Mae, 5.75%, 6/15/05	350,000	381,873
Aaa	AAA	Fannie Mae, 6%, 12/15/05	300,000	332,415
Aaa	AAA	Fannie Mae, 6.42%, 3/9/09	300,000	315,554
Aaa	AAA	Fannie Mae, 6.375%, 6/15/09	175,000	202,767
Aaa	AAA	Federal Home Loan Bank, 6.08%, 7/10/12	350,000	357,592
Aaa	AAA	Freddie Mac, 6.25%, 7/15/04	250,000	267,905
Aaa	AAA	Freddie Mac, 6.875%, 1/15/05	230,000	253,218
Aaa	AAA	Freddie Mac, 5.125%, 10/15/08	250,000	272,992
Aaa	AAA	Freddie Mac, 5.5%, 9/15/11	225,000	246,926
		MORTGAGE BACKED SECURITIES: 23.0%
Aaa	AAA	Fannie Mae, Mortgage Pool #636758, 6.5%, 5/1/32	265,630	276,784
Aaa	AAA	Fannie Mae, Mortgage Pool #254346, 6.5%, 6/1/32	253,472	264,115
Aaa	AAA	Fannie Mae, Mortgage Pool #254405, 6%, 8/1/32	284,352	294,439
Aaa	AAA	Freddie Mac, Mortgage Pool, Gold Pass Through Certificates #E57247, 6.5%, 3/1/09	129,056	137,158
Aaa	AAA	Freddie Mac, Mortgage Pool, Gold Pass Through Certificates #C01364, 6.5%, 6/1/32	252,774	263,497
Aaa	AAA	Government National Mortgage Association II, Guaranteed Pass Through Certificates #2483, 7%, 9/20/27	116,702	123,384
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $5,437,868)		$5,704,382
		REPURCHASE AGREEMENT: 2.7% of net assets
		Morgan Stanley and Company issued 12/31/02 at 0.80%, due 1/2/03, collateralized by $164,245 in United States Treasury Notes due 3/31/04. Proceeds at maturity are $161,007. (cost $161,000)		161,000
		TOTAL INVESTMENTS: 98.8% of net assets (cost $5,598,868)		$5,865,382
		CASH AND RECEIVABLES LESS LIABILITIES: 1.2% of net assets		73,550
		NET ASSETS: 100%		$5,938,932

Intermediate Income Fund - Portfolio of Investments

Credit Rating*			Principal Amount	Value
Moody’s	S&P
		CORPORATE DEBT SECURITIES: 60.5% of net assets
		CONSUMER STAPLES: 5.4%
A2	A	Coca-Cola Enterprises, 5.25%, 5/15/07	$150,000	$161,430
Baa2	BBB	Safeway Inc, 4.8%, 7/16/07	200,000	206,554
		ENERGY: 5.1%
Baa2	BBB	Occidental Petroleum, 7.375%, 11/15/18	200,000	234,030
Baa2	BBB	Oryx Energy Company, 8.125%, 10/15/05	100,000	113,172
		FINANCIALS: 17.9%
A3	BBB	Ford Motor Credit, 6.875%, 2/1/06	150,000	150,365
A2	BBB	GMAC, 5.75%, 11/10/03	200,000	203,357
A2	A-	Household Finance Co, 7.875%, 3/1/07	200,000	223,608
A1	AA-	International Lease Finance, 5.75%, 10/15/06	200,000	209,867
A1	A1	MGIC Investment Corp, 6%, 3/15/07	200,000	214,843
Aa3	A+	Morgan Stanley Dean Witter, 6.875%, 3/1/07	200,000	225,264
		INDUSTRIAL: 15.2%
Ba3	BB+	American Standard, 7.375%, 2/1/08	175,000	183,750
A3	BBB+	Daimler Chrysler, 7.2%, 9/1/09	150,000	166,983
Baa1	A-	Equifax, 6.3%, 7/1/05	200,000	214,085
A2	A	Gannett, Inc., 4.95%, 4/1/05	200,000	211,772
Ba1	BBB-	Watson Pharmaceutical, 7.125%, 5/15/08	100,000	104,986
Ba1	BB	YUM! Brands Inc, 8.5%, 4/15/06	150,000	160,125
		RETAILERS-APPAREL: 3.0%
A3	A-	Kohl's Corporation, 6.7%, 2/1/06	185,000	203,873
		TECHNOLOGY: 7.5%
A2	A	Computer Sciences Co, 7.5%, 8/8/05	175,000	191,527
Baa1	BBB	Lexmark International, 6.75%, 5/15/08	200,000	215,257
Baa2	BBB	Motorola Inc., 6.75%, 2/1/06	100,000	103,586
		TELECOMMUNICATIONS: 3.0%
Baa3	BBB	AT&T Broadband, 8.375%, 3/15/13	181,000	206,035
		TRANSPORTATION - ROAD & RAIL: 3.4%
Baa1	BBB	Norfolk Southern Corp, 7.35%, 5/15/07	$200,000	229,882
		TOTAL CORPORATE DEBT SECURITIES (cost $3,857,279)		$4,134,351
		COLLATERALIZED MORTGAGE OBLIGATIONS: 5.7% of net assets
Aaa	AAA	Fannie Mae, Mortgage Pool #636758, 6.5%, 5/1/32	354,174	369,045
Aaa	AAA	Ryland Acceptance Corp., Class Four, Series 76, 9%, 8/1/18	19,408	19,834
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $376,983)		$ 388,879
		U.S. GOVERNMENT & AGENCY OBLIGATIONS: 27.0% of net assets
Aaa	AAA	Federal Home Loan Bank, 6.08%, 7/10/12	250,000	255,423
Aaa	AAA	Freddie Mac, 6.25%, 7/15/04	450,000	482,229
Aaa	AAA	Freddie Mac, 6.05%, 2/7/06	500,000	502,014
Aaa	AAA	Fannie Mae, 7.125%, 2/15/05	250,000	277,410
Aaa	AAA	Fannie Mae, 6%, 12/15/05	300,000	332,415
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $1,810,970)		$1,849,491
		REPURCHASE AGREEMENT: 5.1% of net assets
		Morgan Stanley and Company issued 12/31/02 at 0.80%, due 1/2/03, collateralized by $359,095 in United States Treasury Notes due 3/31/04. Proceeds at maturity are $352,016. (cost $352,000)		352,000
		TOTAL INVESTMENTS: 98.3% of net assets (cost $6,397,232)		$6,724,721
		CASH AND RECEIVABLES LESS LIABILITIES: 1.7% of net assets		114,643
		NET ASSETS: 100%		$6,839,364

Notes to the Portfolio of Investments:

* - Unaudited
Moody’s - Moody’s Investors Services, Inc.
S&P - Standard & Poor’s Corporation

Statements of Assets and Liabilities

	GOVERNMENT FUND	INTERMEDIATE INCOME FUND
ASSETS
Investments, at value (Note 1 and 2)
mInvestment securities	$5,704,382	$6,372,721
mRepurchase agreements	161,000	352,000
mTotal investments*	5,865,382	6,724,721
Cash	6	466
Receivables
mInterest	73,544	112,677
mCapital shares sold	--	1,500
Total assets	$5,938,932	$6,839,364
NET ASSETS (Note 7)	$5,938,932	$6,839,364
CAPITAL SHARES OUTSTANDING	561,499	1,026,960
NET ASSETS VALUE PER SHARE	$ 10.58	$ 6.66
*INVESTMENT SECURITIES, AT COST	$5,598,868	$6,397,232

Statements of Operations

For the year ended December 31, 2002

	GOVERNMENT FUND	INTERMEDIATE INCOME FUND
INVESTMENT INCOME (Note 1)
mInterest income	$ 282,174	$ 381,682
EXPENSES (Notes 3 and 5)
mInvestment Advisory Fees	34,759	41,843
mOther expenses	28,919	30,127
Total Expenses	63,678	71,970
NET INVESTMENT INCOME	$ 218,496	$ 309,712
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
mNet realized gain (loss) on investments	121,793	(243,364)
mChange in net unrealized appreciation (depreciation) of investments	57,851	234,731
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	$ 179,644	$ (8,633)
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 398,140	$ 301,079

Statements of Changes in Net Assets

For the years indicated

	GOVERNMENT FUND		INTERMEDIATE INCOME FUND
	Year Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
mNet investment income	$218,496	$242,517	$309,712	$303,242
mNet realized gain (loss) on investments	121,793	57,366	(243,364)	(12,901)
mChange in net unrealized appreciation (depreciation) on investments	57,851	83,970	234,731	127,031
Total increase in net assets resulting from operations	398,140	383,853	301,079	417,372
DISTRIBUTION TO SHAREHOLDERS
mFrom net investment income	(218,496)	(242,517)	(309,712)	(303,242)
CAPITAL SHARE TRANSACTIONS (Note 8)	477,058	(8,597)	580,526	1,867,314
TOTAL INCREASE IN NET ASSETS	656,702	132,739	571,893	1,981,444
NET ASSETS
Beginning of year	$5,282,230	$5,149,491	$6,267,471	$4,286,027
End of year	$5,938,932	$5,282,230	$6,839,364	$6,267,471

Financial Highlights

(Selected data for a share outstanding throughout each period indicated)

GOVERNMENT  FUND

	Year Ended December 31,
	2002	2001	2000	1999	1998
Net asset value, beginning of period	$10.24	$9.97	$9.54	$10.22	$9.89
Investment operations:
mNet investment income	0.41	0.48	0.51	0.48	0.49
mNet realized and unrealized gain (loss) on investments	0.34	0.27	0.43	(0.68)	0.33
Total from investment operations	0.75	0.75	0.94	(0.20)	0.82
mLess distributions from net investment income	(0.41)	(0.48)	(0.51)	(0.48)	(0.49)
Net asset value, end of period	$10.58	$10.24	$9.97	$9.54	$10.22
Total return (%)	7.45	7.62	10.19	(1.99)	8.52
Ratios and supplemental data
Net assets, end of period (thousands)	$5,939	$5,282	$5,149	$5,206	$5,763
mRatio of expenses to average net assets (%)	1.14	1.15	1.15	1.14	1.15
mRatio of net investment income to average net assets (%)	3.92	4.67	5.31	4.86	4.93
mPortfolio turnover (%)	44	34	33	12	46

INTERMEDIATE INCOME FUND

	Year Ended December 31,
	2002	2001	2000	1999	1998
Net asset value, beginning of period	$6.67	$6.48	$6.31	$6.92	$7.21
Investment operations:
mNet investment income	0.30	0.37	0.40	0.46	0.58
mNet realized and unrealized gain (loss) on investments	(0.01)	0.19	0.17	(0.61)	(0.29)
Total from investment operations	0.29	0.56	0.57	(0.15)	0.29
mLess distributions from net investment income	(0.30)	(0.37)	(0.40)	(0.46)	(0.58)
Net asset value, end of period	$6.66	$6.67	$6.48	$6.31	$6.92
Total return (%)	4.56	8.81	9.49	(2.20)	4.07
Ratios and supplemental data
Net assets, end of period (thousands)	$6,839	$6,267	$4,286	$5,195	$6,154
mRatio of expenses to average net assets (%)	1.07	1.07	1.08	1.11	1.16
mRatio of net investment income to average net assets (%)	4.61	5.61	6.43	6.97	8.11
mPortfolio turnover (%)	54	28	18	63	43

Notes to Financial Statements

For the year ended December 31, 2002

1. Summary of Significant Accounting Policies. Mosaic Income Trust (the “Trust”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. This report contains information about two separate funds (the “Funds”) whose objective is to receive and distribute bond income. The Government Fund invests in securities of the U. S. Government and its agencies. The Intermediate Income Fund invests in investment grade corporate, government and government agency fixed income securities. The Intermediate Income Fund may also invest a portion of its assets in securities rated as low as “B” by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation. A third Mosaic Income Trust portfolio, available to certain institutional investors (as defined in the fund’s prospectus) presents its financial information in a separate report.

Securities Valuation: Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which market quotations are readily available, are valued at the mean between their bid and asked prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Other income is accrued as earned.

Distribution of Income and Gains: Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders monthly. Capital gains distributions, if any, are declared and paid annually at year end.

The tax character of distributions paid during 2002 and 2001 was as follows:

	2002	2001
Government Fund:
Distributions paid from
mOrdinary Income	$218,496	$242,517
Intermediate Income Fund:
Distributions paid from
mOrdinary Income	$309,712	$303,242

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Government Fund:
Accumulated net realized losses	$ (205,626)
Net unrealized appreciation on investments	259,860
$ 54,234
Intermediate Income Fund:
Accumulated net realized losses	$(1,166,454)
Net unrealized appreciation on investments	327,489
$ (838,965)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Trust to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2002, the Government and Intermediate Income Funds had available for federal income tax purposes the following unused capital loss carryovers:

Expiration Date	Government Fund	Intermediate Income Fund
December 31, 2003	$81,483	$ 94,831
December 31, 2004	44,628	--
December 31, 2005	64,210	293
December 31, 2006	--	239,050
December 31, 2007	9,847	486,268
December 31, 2008	5,458	89,747
December 31, 2009	--	12,901
December 31, 2010	--	243,364

A portion of the Intermediate Income Fund’s capital loss carryovers were acquired through its merger with Mosaic Bond Fund on July 1, 1999, and are subject to certain limitations.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2002 fiscal year have been identified and appropriately reclassified. In the Intermediate Income Fund, permanent differences relating to the expiration of capital loss carryover totaling $928,917 were reclassified from accumulated net realized losses to net paid in capital on shares of beneficial interest.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., (collectively “the Advisor”), earns an advisory fee equal to 0.625% per annum of the average net assets of each of the Funds; the fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 were as follows:

	Purchases	Sales
Government Fund:
U.S. Gov’t Securities	$3,012,881	$2,268,777
Other	--	--
Intermediate Income Fund:
U.S. Gov’t Securities	$1,609,491	$944,108
Other	$2,292,896	$2,426,519

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. This percentage is 0.52% for the Government Fund and 0.45% for the Intermediate Income Fund. These fees are accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees and for certain promotional expenses.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of December 31, 2002:

	Government Fund	Intermediate Income Fund
Aggregate Cost	$ 5,605,522	$ 6,397,232
Gross unrealized appreciation	259,860	336,209
Gross unrealized depreciation	--	(8,720)
Net unrealized appreciation	$ 259,860	$ 327,489

7. Net Assets. At December 31, 2002, net assets include the following:

	Government Fund	Intermediate Income Fund
Net paid in capital on shares of beneficial interest	$5,884,698	$7,678,329
Accumulated net realized losses	(212,280)	(1,166,454)
Net unrealized appreciation (depreciation) on investments	266,514	327,489
Total net assets	$5,938,932	$6,839,364

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

	Year Ended December 31,
Government Fund	2002	2001
In Dollars
Shares sold	$ 742,989	$ 446,633
Shares issued in reinvestment of dividends	203,056	220,258
Total shares issued	946,045	666,891
Shares redeemed	(468,987)	(675,488)
Net increase (decrease)	$ 477,058	$ (8,597)
In Shares
Shares sold	71,612	43,981
Shares issued in reinvestment of dividends	19,563	21,648
Total shares issued	91,175	65,629
Shares redeemed	(45,294)	(66,545)
Net increase (decrease)	45,881	(916)

	Year Ended December 31,
Intermediate Income Fund	2002	2001
In Dollars
Shares sold	$1,614,253	$2,807,437
Shares issued in reinvestment of dividends	265,769	249,844
Total shares issued	1,880,022	3,057,281
Shares redeemed	(1,299,496)	(1,189,967)
Net increase	$ 580,526	$1,867,314
In Shares
Shares sold	244,360	429,728
Shares issued in reinvestment of dividends	40,452	37,396
Total shares issued	284,812	467,124
Shares redeemed	(197,486)	(188,785)
Net increase	87,326	278,339

Management Information
Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 11/07/1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly publisher of Madison’s Wisconsin State Journal newspaper.	All 13 Mosaic Funds	Madison Newspapers, Inc. of Madison, WI
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 5/20/1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 13 Mosaic Funds	None
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1/31/1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 13 Mosaic Funds	None
Interested Trustees*
Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 8/04/1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 13 Mosaic Funds	None
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 11/27/1960	Trustee and President	Indefinite Terms since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 13 Mosaic Funds and Trustee of all Mosaic Funds except Mosaic Equity Trust	None
Officers*
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 9/14/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 7/31/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 5/13/1960	Secretary and General Counsel	Indefinite Termssince November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 13 Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 4/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC; formerly CFO of Amcore Bank-South Central and auditor for McGladrey & Pullen accounting firm.	All 13 Mosaic Funds	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund
Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3616

Annual Report

December 31, 2002

Mosaic Income Trust

  Mosaic Institutional Bond Fund

Contents

Letter to Shareholders	1
Management’s Discussion of Fund Performance
mReview of Period	2
mOutlook	2
mFund Performance	3
mComparison of Changes in the Value of a $10,000 Investment	4
mPortfolio Composition	4
mQuality Ratings	4
Independent Auditors’ Report	5
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10

Letter to Shareholders

Bond investors experienced another strong year in 2002, making it the third straight year of solid returns. These positive returns were easily overlooked in the mire of the bear market in stocks, but investments into bonds and bond funds increased as the bear market in stocks lengthened. This cash flow was certainly a factor in supporting bond valuations over the course of the past year. It remains unclear whether this investor trend is fueled by a simple aversion to stocks, or a new-found awareness of the benefits of diversification across asset classes.

Investors new to fixed income instruments may not have a full grasp of the range of bonds and bond-investment strategies—or the potential risks. For instance, if the interest rate trend of the past few years reverses, holders of longer bonds may be subject to serious erosion of principal. At Mosaic, we believe in the benefits of active bond management. This means we are highly attuned to the prospective changes in interest rates and the potential impact these changes have on our shareholders.

Surveying the year ahead, we feel that the multi-year bear market in stocks and bull market in bonds could reverse course. Low interest rates, tax cuts, and greater government spending have the potential to improve underlying economic fundamentals. After three strong years of fixed income returns, shareholders in Mosaic Institutional Bond Fund have seen solid returns through tough times. We feel that economic recovery, accompanied by higher interest rates, is on the way, and that it is prudent to reduce risk as this scenario unfolds. Thus the fund has moved to a lower average maturity to avoid the inherent risks in longer bonds. A correction in rates should ultimately provide opportunities to add higher yielding bonds to your fund’s portfolio.

Thank you again for your continued confidence in Mosaic, and we encourage you to visit www.mosaicfunds.com for current performance and updates.

Sincerely,

(signature)

Katherine Frank
President

Management’s Discussion of Fund Performance

Review of Period

While economic measures remained mixed throughout the year, the end result appeared to be a reversal of the mild recession of 2001. Recoveries are often matched to the depths of the preceding economic downturns, so a modest recovery seemed appropriate, particularly on the heels of the bursting of one of the greatest stock bubbles in history. Manufacturing, net exports and business investment were noteworthy weak spots, but the growth has been reasonably broad based with sizeable gains in many consumer spending categories and increasing contributions from government expenditures. The housing market remained strong and is evidence that the Federal Reserve Board’s monetary policy can induce desired results.

Just like the economists who sorted through the evidence and came to no consensus, the bond market seemed torn as well. At times it appeared that the market as a whole saw no end to the bond bull market (particularly safe-haven government bonds), while at other times showed real jitters about the possibility of economic recovery and rising rates.

Rates on the benchmark 10-Year Treasury began the year just north of 5%, moved upward in March, and then took a steady slide down to a low near 3.6% in early October, which corresponded with the low in the stock market. Rates spiked upwards from this low later in October and then worked their way back down to a close of 3.8%. So from start to finish, the year showed a significant percentage drop in rates, but with considerable volatility within the year.

U.S. interest rates are now the lowest among all developed countries except Japan. At some point the conflict between our need to attract foreign capital and the low nominal level of rates will need to be resolved through some combination of higher rates, less demand for foreign capital, or further devaluation of the dollar. To this end, monetary and fiscal stimulus should improve economic conditions over the coming year, pushing interest rates higher. With a changed political climate in Washington, there is also an increased likelihood of lower taxes and higher government spending.

Outlook

Despite recent soft economic numbers, the economy remains on firm footing. Service sector indicators point to growing demand. The Index of Leading Indicators has turned back up. Housing demand and prices remain buoyant. And U.S. consumers continue to spend at a steady pace, despite a weakened Christmas selling season. Corporate profitability and cash flow continue to improve. De-leveraging of corporate balance sheets and cost cutting have improved creditworthiness, despite downgrades in economically sensitive sectors. We believe corporate credit quality has bottomed and is set to improve as the economy strengthens. While the recovery should continue to be uneven, and could be hindered by geo-political risks, corporate profits are improving and should lead to growing capital spending -- a necessary precursor to sustained economic revival. The environment ahead, as we see it, continues to dictate a defensive posture with regards to rising interest rates, favoring principal preservation over further capital gains, and rewarding the patient investor in high quality, investment grade, corporate bonds. In short, we expect corporate profits to improve throughout 2003 and monetary and fiscal policies to remain stimulative, producing a more challenging year for bond investors.

Fund Performance

Institutional Bond Fund returned 4.79% for the annual period ended December 31, 2002. This return was lower than the fund’s peers, as the Lipper Intermediate Investment Grade Fund Index advanced 8.29%. The performance gap had two factors. First, the fund’s shorter maturity was not additive over this twelve-month period, as interest rates continued to drop, despite growing evidence of an economic recovery. However, if the economy continues to recover, investors will begin to react to the prospect of higher rates, and shareholders should see the benefits of this defensive posture. Secondly, we were weighted towards corporate bonds, in a year in which government bonds outperformed corporates. In addition, we were directly impacted by one of the major corporate scandals of the period, as our holdings of Worldcom bonds plummeted following revelations of corporate fraud. These bonds were sold in the wake of this announcement, reflecting our complete loss of faith in the firm’s financial position.

Looking forward, we continue to believe that a recovering economy will be a positive for corporate bonds. Corporate bond yields continue to have a yield advantage, which we expect will help overall returns and mitigate the effect of rising rates on our holdings.

Independent Auditors’ Report

 To the Board of Trustees and Shareholders of Mosaic Income Trust:

 We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mosaic Institutional Bond Fund (the “Fund”), a series of Mosaic Income Trust, as of December 31, 2002, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 1, 2000 through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mosaic Institutional Bond Fund as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

(signature)

Chicago, Illinois
January 27, 2003

Portfolio of Investments

Credit Rating*			Principal Amount	Value
Moody’s	S&P
		DEBT INSTRUMENTS: 90.1% of net assets
		CORPORATE OBLIGATIONS: 58.5%
A1	A+	American Express, 6.875%, 11/1/05	$125,000	$ 139,806
Aa1	AA-	Associates Corp, 5.75%, 11/1/03	220,000	227,754
Aa3	A	Bank One Corp, 7.625%, 8/1/05	150,000	169,110
A2	A	Cardinal Health Inc, 6.25%, 7/15/08	205,000	230,663
A2	A	Coca-Cola Enterprises, 5.25%, 5/15/07	200,000	215,240
A2	A	Computer Sciences Co, 7.5%, 8/8/05	185,000	202,471
A3	BBB	Ford Motor Credit, 6.875%, 2/1/06	150,000	150,365
A2	BBB	GMAC, 5.75%, 11/10/03	220,000	223,692
A2	A-	Household Finance Co, 7.875%, 3/1/07	185,000	206,838
A1	AA-	International Lease Finance, 5.75%, 10/15/06	200,000	209,867
A3	A-	Kohl's Corporation, 6.7%, 2/1/06	190,000	209,383
A2	A-	Kraft Foods Inc, 5.625%, 11/1/11	230,000	246,314
Aa3	A+	Merrill Lynch, 5.35%, 6/15/04	220,000	229,699
A1	A+	MGIC Investment Corp, 7.5%, 10/15/05	175,000	194,631
Aa3	A+	Morgan Stanley, 6.875%, 3/1/07	170,000	191,474
Aa3	A	Nationsbank Corp, 7.5%, 9/15/06	200,000	227,369
Aa3	AA-	SBC Communication, 5.75%, 5/2/06	185,000	200,818
Aa3	AA	Texaco Capital Inc, 5.5%, 1/15/09	150,000	164,289
A2	A	Texas Instruments, 6.125%, 2/1/06	160,000	171,521
Aa2	A+	Wells Fargo & Co, 6.625%, 7/15/04	160,000	171,223
Aa3	A	WPS Resources Corp, 7%, 11/1/09	100,000	111,147
		U.S. GOVERNMENT & AGENCY OBLIGATIONS: 31.6%
Aaa	AAA	Federal Home Loan Bank, 5.375%, 1/5/04	300,000	312,553
Aaa	AAA	Federal Home Loan Bank, 6.08%, 7/10/12	300,000	306,507
Aaa	AAA	Fannie Mae, 6.375%, 11/15/03	630,000	657,654
Aaa	AAA	Fannie Mae, 7.125%, 2/15/05	290,000	321,795
Aaa	AAA	Fannie Mae, 7.125%, 3/15/07	10,000	11,710
Aaa	AAA	Freddie Mac, 6.25%, 7/15/04	560,000	600,107
		TOTAL DEBT INSTRUMENTS (cost $5,964,035)		$6,304,000
		REPURCHASE AGREEMENT: 8.3% of net assets
		Morgan Stanley and Company issued 12/31/02 at 0.80%, due 1/2/03, collateralized by $590,670 in United States Treasury Notes due 3/31/04. Proceeds at maturity are $579,026. (cost $579,000)		579,000
		TOTAL INVESTMENTS: 98.4% of net assets (cost $6,543,035)		$6,883,000
		CASH AND RECEIVABLES LESS LIABILITIES: 1.6% of net assets		115,121
		NET ASSETS: 100%		$6,998,121

Notes to the Portfolio of Investments:

* – Unaudited

Moody’s – Moody’s Investors Services, Inc.

S&P – Standard & Poor’s Corporation

Statement of Assets and Liabilities

ASSETS
Investments, at value (Notes 1 and 2)
mInvestment securities	$6,304,000
mRepurchase agreements	579,000
mmTotal investments*	6,883,000
Cash	37
Dividends and interest	115,084
Total assets	$6,998,121
NET ASSETS (Note 7)	$6,998,121
CAPITAL SHARES OUTSTANDING	663,910
NET ASSET VALUE PER SHARE	$000,10.54
*INVESTMENT SECURITIES, AT COST	$6,543,035

Statement of Operations

For the year ended December 31, 2002
INVESTMENT INCOME (Note 1)
mInterest income	$(313,872
EXPENSES (Notes 3 and 5)
mInvestment advisory fees	19,852
mOther expenses	9,926
Total expenses	29,778
NET INVESTMENT INCOME	$(284,094
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
mNet realized loss on investments	(116,347)
mChange in net unrealized appreciation (depreciation) of investments	153,718
Net realized and unrealized gain on investments	$37,371
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(321,465

Statement of Changes in Net Asset

For the year indicated
	Year Ended December 31, 2002	Year Ended December 31, 2001
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
mNet investment income	$ 284,094	$ 342,591
mNet realized gain (loss) on investments	(116,347)	134,203
mChange in net unrealized appreciation (depreciation) on investments	153,718	55,786
Total increase in net assets resulting from operations	321,465	532,580
DISTRIBUTIONS TO SHAREHOLDERS
mFrom net investment income	(284,094)	(342,591)
mFrom net capital gains	(27,926)	(19,811)
Total distributions	(312,020)	(362,402)
CAPITAL SHARE TRANSACTIONS (Note 8)	664,053	626,740
TOTAL INCREASE IN NET ASSETS	$ 673,498	$ 796,918
NET ASSETS
mBeginning of period	$6,324,623	$5,527,705
mEnd of period	$6,998,121	$6,324,623

Financial Highlights

Selected data for a share outstanding throughout each period indicated

	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001	Period May 1, 2000 (date of inception) Through December 31, 2000
Net asset value, beginning of period	$10.54	$10.22	$10.00
Investment operations:
mNet investment income	0.45	0.60	0.39
mNet realized and unrealized gain on investments	0.04	0.35	0.23
Total from investment operations	0.49	0.95	0.62
mLess distributions:
mmFrom net investment income	(0.45)	(0.60)	(0.39)
mmFrom net capital gains	(0.04)	(0.03)	(0.01)
Total distributions	(0.49)	(0.63)	(0.40)
Net asset value, end of period	$10.54	$10.54	$10.22
Total return (%)	4.79	9.47	6.24
Ratios and supplemental data
Net assets, end of period (thousands)	$6,998	$6,325	$5,528
mRatio of expenses to average net assets (%)	0.45	0.45	0.45
mRatio of net investment income to average net assets (%)	4.28	5.68	6.74
mPortfolio turnover (%)	30	68	36

Notes to Financial Statements

For the year ended December 31, 2002

1. Summary of Significant Accounting Policies. Mosaic Income Trust (the “Trust”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment manage/ent company. The Trust currently offers three portfolios, each of which is a diversified mutual fund. This report contains information about one of these portfolios, the Mosaic Institutional Bond Fund (the “Fund”), which commenced operations May 1, 2000. The Fund’s objective is total return within the policy limitations of investing only in intermediate term securities rated at least “A” by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation. The remaining two Trust portfolios present their financial information in a separate report.

Securities Valuation: Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their bid and asked prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Other income is accrued as earned.

Distribution of Income and Gains: Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders quarterly. Capital gains distributions, if any, are declared and paid annually at year end.

The tax character of distributions paid during 2002 and 2001 was as follows:

	2002	2001
Distributions paid from:
mOrdinary Income	$284,094	$342,591
mLong-term capital gains	17,452	19,811
mShort-term capital gains	10,474	--

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized losses	$(116,347)
Net unrealized appreciation on	339,965
$223618

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2002, the Fund had available for federal income tax purposes an unused capital loss carryover of $116,347 which expires on December 31, 2010.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the Fund’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping withthe Fund’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., (collectively “the Advisor”), earns an advisory fee equal to 0.30% per annum of the average net assets of the Fund. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 were as follows:

	Purchases	Sales
U. S. Gov’t Securities	$925,860	$418,392
Other	$1,427,190	$1,417,258

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage (0.15%) of average net assets. These fees are accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees and for certain promotional expenses.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of December 31, 2002:

Aggregate Cost	$6,543,035
Gross unrealized appreciation	340,445
Gross unrealized depreciation	(480)
Net unrealized appreciation	$

7. Net Assets. At December 31, 2002, net assets include the following:

Net paid in capital on shares of	$6,774,50
Accumulated net realized loss	(116,347)
Net unrealized appreciation	339,965
Total Net Assets	$6,998,121

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended Dec. 31,
	2002	2001
In Dollars
Shares sold	$356,576	$414,052
Shares issued in reinvestment of dividends	312,020	362,402
Total shares issued	668,596	776,454
Shares redeemed	(4,543)	(149,714)
Net increase	$664,053	$626,740
In Shares
Shares sold	34,158	39,302
Shares issued in reinvestment of dividends	29,843	34,532
Total shares issued	64,001	73,834
Shares redeemed	(431)	(14,235)
Net increase	63,570	59,599

Management Information
Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 11/07/1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly publisher of Madison’s Wisconsin State Journal newspaper.	All 13 Mosaic Funds	Madison Newspapers, Inc. of Madison, WI
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 5/20/1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 13 Mosaic Funds	None
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1/31/1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 13 Mosaic Funds	None
Interested Trustees*
Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 8/04/1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 13 Mosaic Funds	None
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 11/27/1960	Trustee and President	Indefinite Terms since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 13 Mosaic Funds and Trustee of all Mosaic Funds except Mosaic Equity Trust	None
Officers*
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 9/14/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 7/31/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 5/13/1960	Secretary and General Counsel	Indefinite Termssince November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 13 Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 4/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC; formerly CFO of Amcore Bank-South Central and auditor for McGladrey & Pullen accounting firm.	All 13 Mosaic Funds	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund
Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3616